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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): APRIL 22, 1998



                             WALL DATA INCORPORATED
               (Exact name of registrant as specified in charter)


                 WASHINGTON                                     0-21176                               91-1189299
(State or other jurisdiction of incorporation)          (Commission File Number)           (IRS Employer Identification No.)


                              11332 N.E. 122ND WAY
                         KIRKLAND, WASHINGTON 98034-6931
               (Address of principal executive offices) (Zip Code)



                                 (425) 814-9255
              (Registrant's telephone number, including area code)




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ITEM 8.    CHANGE IN FISCAL YEAR

           The information set forth in the press release of Wall Data Incorporated ("Wall Data") dated May 1, 1998, as filed with Wall Data's initial Form 8-K dated April 22, 1998, is incorporated herein by reference. On April 22, 1998, Wall Data's Board of Directors changed its fiscal year-end to April 30. Wall Data will be filing a Transition Report on Form 10-K for the transition period of January 1 - April 30, 1998.




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             WALL DATA INCORPORATED



                                             By:       /s/ Craig E. Shank
                                                --------------------------------
                                                Craig E. Shank, Secretary



Dated:  June 3, 1998




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